Property and equipment, net - Schedule of Property and Equipment, Net (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Land	$ 128,120	$ 123,129
Buildings and leasehold improvements	1,284,776	997,305
Equipment	1,253,598	1,123,928
Total cost	2,666,494	2,244,362
Total accumulated depreciation	(1,357,762)	(1,117,320)
Property and equipment, net	$ 1,308,732	$ 1,127,042